Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Hedged BuyWrite Income ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus

and Statement of Additional Information

Dated February 2, 2022

Important Notice Regarding Change in Investment Policy

The Board of Trustees of the Trust has approved certain changes to the Fund’s principal investment strategies. The changes include seeking investment exposure to the NASDAQ-100 Index® instead of the Standard & Poor’s 500® Index by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of buying U.S. exchange-traded put options on the NASDAQ-100 Index® and writing (selling) U.S. exchange-traded covered call options on the NASDAQ-100 Index®. Additionally, the notional value range of calls written by the Fund will change from 25%-75% to 50%-100% of the Fund’s net asset value, and the minimum notional value of puts bought by the Fund will be decreased from 10% to 0% of the Fund’s net asset value.

The Fund’s current investment objective to provide current income and other fundamental policies will not change.

In connection with such changes, the Fund will be renamed “First Trust NASDAQ® BuyWrite Income ETF” and the Fund’s ticker will change to “FTQI”. The Fund expects the changes to take effect prior to the end of April 2022, but no earlier than 60 days from the date of this supplement.

The Fund’s change in investment exposure to the NASDAQ-100 Index® will increase the Fund’s risk exposure to information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Please Keep this Supplement with Your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference